UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2016

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.
As previously reported by Quicksilver Resources Inc. (the “Company”), on March 17, 2015, the Company and its U.S. subsidiaries, Barnett Shale Operating LLC, Cowtown Drilling, Inc., Cowtown Gas Processing L.P., Cowtown Pipeline Funding, Inc., Cowtown Pipeline L.P., Cowtown Pipeline Management, Inc., Makarios Resources International Holdings LLC, Makarios Resources International Inc., QPP Holdings LLC, QPP Parent LLC, Quicksilver Production Partners GP LLC, Quicksilver Production Partners LP, and Silver Stream Pipeline Company LLC (collectively with the Company, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 (“Chapter 11”) of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption and case number, In re: Quicksilver Resources Inc., et. al., Case No. 15-10585 (Jointly Administered). All documents filed with the Bankruptcy Court are available for inspection at www.gcginc.com/cases/kwk. Information available on, or that can be accessed through, such website is not part of this Current Report on Form 8-K.
Confirmation of Plan
On August 16, 2016 (the “Confirmation Date”), the Bankruptcy Court entered an order confirming (the “Confirmation Order”) the First Amended Joint Chapter 11 Plan of Liquidation for Quicksilver Resources Inc. and its Affiliated Debtors (the “Plan of Liquidation”). Copies of the Confirmation Order and the Plan of Liquidation are filed as Exhibit 99.1 and Exhibit 2.1, respectively, to this Current Report on Form 8-K, and are incorporated by reference into this Item 1.03.
Summary of Plan
The Plan of Liquidation, as confirmed by the Bankruptcy Court, provides for the appointment of a liquidation trustee (the “Liquidation Trustee”) and for the transfer of substantially all of the Debtors’ remaining assets to a liquidating trust (the “Liquidating Trust”). The Liquidation Trustee will administer the Plan of Liquidation and the Liquidating Trust. The Liquidation Trustee will also serve as a representative of the Debtors’ estates for the purpose of liquidating causes of action belonging to the estates. Among other things, the Liquidation Trustee will (i) liquidate and dissolve the Debtors that remain in existence on and after the effective date of the Plan of Liquidation, (ii) resolve all disputed claims, (iii) make distributions to holders of allowed claims in accordance with the terms of the Plan of Liquidation, and (iv) otherwise implement the Plan of Liquidation.

The classes and types of claims and interests in the Debtors are described in the Plan of Liquidation, and terms used below refer to the terms set forth in the Plan of Liquidation. The Plan of Liquidation generally provides that:

•	each holder of an Allowed Other Priority Claim and Allowed First Lien Claim will receive payment in full in cash;

•
each holder of an Allowed Other Secured Claim, will receive, as determined at the option of the Debtors or the Liquidation Trustee, as applicable, (i) payment in full in cash, including interest, to the extent applicable, (ii) delivery of the Collateral securing such Allowed Other Secured Claim to the holder of such Claim, or (iii) such other treatment as may be agreed to by the holder of such Claim and the Debtors or the Liquidation Trustee, as applicable;

•	each holder of an Allowed Second Lien Secured Claim will receive its pro rata share of the Second Lien Plan Consideration;

•	each holder of an Allowed General Unsecured Claim will receive its pro rata share of the Unsecured Plan Consideration;

•
each holder of an Allowed Subordinated Notes Claim will receive its pro rata share of the Unsecured Plan Consideration, provided that the distributions otherwise intended for holders of Allowed Subordinated Notes Claims will be distributed on a pro rata basis to those holders of Allowed Claims entitled to the benefit of subordination under the Subordinated Notes Indenture until such Allowed Claims entitled to the benefit of subordination have been satisfied in full;

•	each holder of a 510 Claim will not receive any distributions on account of such Claim;

•	all Intercompany Interests will be cancelled and will not receive any distributions; and

•	all Non-Intercompany Interests will be cancelled and will not receive any distributions.
The effective date of the Plan of Liquidation will be a date specified by the Debtors in a notice filed with the Bankruptcy Court as the date on which the Plan of Liquidation will take effect (the “Effective Date”), which date will be the earlier of (i) the first business day on which all of the applicable conditions set forth in the Plan of Liquidation have been satisfied or waived and no stay of the Confirmation Order is in effect and (ii) to the extent any outstanding conditions precedent to consummating the Plan of Liquidation have been waived by the Debtors and the Consultation Parties in accordance with the Plan of Liquidation, 14 days after the Confirmation Date. In accordance with the terms of the Plan of Liquidation, except for the purpose of evidencing a right to distribution under the Plan of Liquidation and except as otherwise set forth in the Plan of Liquidation, on the Effective Date, all notes, stock, agreements, instruments, certificates, and other documents evidencing any Claim against or Interest in the Debtors will be cancelled and the obligations of the Debtors thereunder or in any way related thereto will be fully released.

The foregoing description is a summary of the material terms of the Plan of Liquidation and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan of Liquidation filed as Exhibit 2.1 to this Current Report on Form 8-K.
Cautionary Note Regarding the Company’s Common Stock
As of August 19, 2016, the Company had 182,530,032 shares of common stock outstanding. Under the Plan of Liquidation confirmed by the Bankruptcy Court, the holders of the Company’s common stock will not receive a distribution on account of their equity interests and the Company’s common stock will be cancelled on the Effective Date. Even though the Company’s common stock continues to be quoted on the OTC Pink Marketplace, under the Plan of Liquidation it has no underlying asset value and the Company’s stockholders should not view the trading activity of the common stock on the OTC Pink Marketplace or any other market or trading platform as being indicative of the value the Company’s stockholders will receive in connection with the liquidation of the Company.
No shares of the Company’s common stock are being reserved for future issuance in respect of claims and interests filed and allowed under the Plan of Liquidation.
Assets and Liabilities
In the Company’s most recent monthly operating report filed with the Bankruptcy Court on July 20, 2016 and furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2016, the Company reported total assets of $228,924,000 and total liabilities of $1,859,666,000 as of June 30, 2016.

Item 3.03.	Material Modification to Rights of Security Holders.
As provided in the Plan of Liquidation, all notes, stock, agreements, instruments, certificates, and other documents evidencing any Claim against or Interest in the Debtors will be cancelled on the Effective Date and the obligations of the Debtors thereunder or in any way related thereto will be fully released. The registered securities to be cancelled on the Effective Date include all of the Company’s common stock as well as the Company’s 7.125% Senior Subordinated Notes due 2016, 9.125% Senior Notes due 2019, and 11.000% Senior Notes due 2021.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Plan of Liquidation provides that the Company’s board of directors will be dissolved and its officers will be discharged on the Effective Date. As provided in the Plan of Liquidation, each of the Company’s directors, W. Yandell Rogers, III, Glenn Darden, Anne Self, W. Byron Dunn, Michael Y. McGovern, Steven M. Morris, Scott M. Pinsonnault, and Mark J. Warner, and the Company’s remaining executive officers, Glenn Darden, President and Chief Executive Officer, Vanessa Gomez LaGatta, Senior Vice President - Chief Financial Officer and Treasurer, Romy Massey, Vice President - Chief Accounting Officer, and Anne Self, Vice President - Human Resources, will cease to be directors and officers of the Company on the Effective Date.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
2.1	First Amended Joint Chapter 11 Plan of Liquidation for Quicksilver Resources Inc. and its Affiliated Debtors.
99.1	Order Finally Approving First Amended Disclosure Statement and Confirming First Amended Plan of Liquidation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Vanessa Gomez LaGatta
Vanessa Gomez LaGatta
Senior Vice President – Chief Financial Officer and Treasurer

Date: August 22, 2016

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	First Amended Joint Chapter 11 Plan of Liquidation for Quicksilver Resources Inc. and its Affiliated Debtors.
99.1	Order Finally Approving First Amended Disclosure Statement and Confirming First Amended Plan of Liquidation.